UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): August 6, 2021 (August 6, 2021)

HEALTHCARE REALTY TRUST INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Maryland	001-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)
(615) 269-8175
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	HR	New York Stock Exchange

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 6, 2021, Healthcare Realty Trust Incorporated (the “Company”) entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of Barclays Capital Inc. and Barclays Bank PLC, BMO Capital Markets Corp. and Bank of Montreal, BofA Securities, Inc. and Bank of America, N.A., Credit Agricole Securities (USA) Inc. and Crédit Agricole Corporate and Investment Bank, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, Scotia Capital (USA) Inc. and The Bank of Nova Scotia, Truist Securities, Inc. and Truist Bank, and Wells Fargo Securities, LLC and Wells Fargo Bank, National Association in connection with an offering of shares of the Company's common stock (the “Shares”) from time to time having an aggregate offering price of up to $750,000,000 (the “Equity Offering Program”). Concurrently with entry into the Equity Distribution Agreements, as a part of the Equity Offering Program, the Company also entered into separate master forward confirmations (the “Master Forward Confirmations”), with each of Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association, pursuant to which the Company also may enter into forward sale agreements under the Master Forward Confirmations. In connection therewith, the relevant forward purchaser will, at the Company's request, borrow from third parties and, through the relevant agent, sell a number of Shares equal to the number of Shares underlying the particular forward sale agreement.

Pursuant to the Equity Distribution Agreements, the Shares may be offered and sold through any of the sales agents in transactions that are deemed to be “at the market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Equity Distribution Agreements provide that each sales agent will be entitled to compensation up to 2.00% of the gross proceeds of the Shares sold through such sales agent from time to time under the applicable Equity Distribution Agreement. In connection with each forward sale transaction, the Company will pay the relevant forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement, up to 2.00% of the gross sales price of all borrowed shares of the Company's common stock sold during the applicable forward hedge selling period by it as a forward seller. The Company has no obligation to sell any of the Shares under the Equity Distribution Agreements, and may at any time suspend solicitation and offers under the Equity Distribution Agreements. The Equity Distribution Agreements are subject to other customary terms and conditions.

The Shares will be issued pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-236396) (the "Registration Statement"). The Company filed a prospectus supplement, dated August 6, 2021, with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

The Company will use the net proceeds from this offering, including from the settlement of any forward sales agreements, for general corporate purposes, including the acquisition, development and redevelopment of healthcare facilities. Pending such investments, the Company will apply the net proceeds to outstanding indebtedness under its unsecured credit facility due May 2023 (the "Credit Facility") and/or place the net proceeds in interest-bearing bank accounts or in readily marketable, interest-bearing securities. An affiliate of Wells Fargo Securities, LLC is the administrative agent under the Credit Facility, affiliates of J.P. Morgan Securities LLC and Jefferies LLC are co-syndication agents and joint lead arrangers under the Credit Facility, affiliates of Wells Fargo Securities, LLC and J.P. Morgan Securities LLC are joint book runners under the Credit Facility and affiliates of Goldman Sachs & Co. LLC, Scotia Capital (USA) Inc., BMO Capital Markets Corp., Fifth Third Securities, Inc., Barclays Capital Inc., BofA Securities, Inc., Credit Agricole Securities (USA) Inc. and Truist Securities, Inc. are co-documentation agents under the Credit Facility. Therefore, these entities will receive a portion of the net proceeds from this offering through the repayment of outstanding amounts on the Credit Facility.

The Company and each of BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Jefferies LLC, and Scotia Capital (USA) Inc. were parties to prior sales agreements (the "Prior Sales Agreements") under the Company's prior at-the-market-equity offering program. Those Prior Sales Agreements were terminated in connection with the entry into the new Equity Offering Program.

The disclosure in this item is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. An offering, if any, will be made solely by means of a prospectus supplement and an accompanying prospectus under the Registration Statement.

The foregoing description of the Equity Distribution Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Equity Distribution Agreement, which is filed herewith as Exhibit 1.1, which is incorporated herein by reference. The foregoing description of the Master Forward Confirmations does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the form of Master Forward Confirmation, which is filed herewith as Exhibit 1.2, which is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

1.1    Equity Distribution Agreement, dated August 6, 2021, by and among the Company, Barclays Capital Inc., and Barclays Bank PLC.1
1.2    Master Forward Confirmation, dated August 6, 2021, between the Company and Barclays Bank PLC.2
5    Opinion of Waller Lansden Dortch & Davis, LLP (filed herewith)
8    Opinion of Waller Lansden Dortch & Davis, LLP (filed herewith)
23    Consents of Waller Lansden Dortch & Davis, LLP (included in Exhibit 5 and Exhibit 8)
104     Cover Page Interactive Data File (embedded within the Inline XBRL document)
____________
1    The Company entered into Equity Distribution Agreements, dated August 6, 2021, which are substantially identical in all material respects to the Equity Distribution Agreement filed herewith as Exhibit 1.1, with each of Barclays Capital Inc.and Barclays Bank PLC, BMO Capital Markets Corp. and Bank of Montreal, BofA Securities, Inc. and Bank of America, N.A., Credit Agricole Securities (USA) Inc.and Crédit Agricole Corporate and Investment Bank, Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Jefferies LLC, J.P. Morgan Securities LLC and JPMorgan Chase Bank, National Association, Scotia Capital (USA) Inc. and The Bank of Nova Scotia, Truist Securities, Inc. and Truist Bank, and Wells Fargo Securities, LLC and Wells Fargo Bank, National Association. Omitted or differing details from such agreements include notice requirements, and, if applicable, additional representations and covenants related to special resolution regimes and resolution protocols, the termination of the Prior Sales Agreements and the inapplicability of the provisions related to the forwards under the agreements.

2    The Company entered into Master Forward Confirmations, dated August 6, 2021, which are substantially identical in all material respects to the Master Forward Confirmation filed herewith as Exhibit 1.2, with each of Barclays Bank PLC, Bank of Montreal, Bank of America, N.A., Crédit Agricole Corporate and Investment Bank, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, The Bank of Nova Scotia, Truist Bank and Wells Fargo Bank, National Association.Omitted or differing details from such agreements include forward purchaser-specific tax representations and notice requirements and, if applicable, additional representations and covenants relating to forward purchaser regulatory requirements such as the use of agents and roles of parties, Company acknowledgement of risk disclosure, differing special resolution regimes and resolution protocols, data protection and Company transaction reporting.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED
	By:	/s/ J. Christopher Douglas
J. Christopher Douglas
Executive Vice President - Chief Financial Officer
August 6, 2021